UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 23, 2025
T STAMP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3017 Bolling Way NE, Floor 2, Atlanta, Georgia 30305
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (404) 806-9906
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	IDAI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.
On April 23, 2025, T Stamp Inc. (the “Company”) was notified by Marcum LLP (“Marcum”) that Marcum resigned as the Company’s independent registered accounting firm. On November 1, 2024, CBIZ CPAs P.C. (“CBIZ CPAs”) acquired the relevant business of Marcum. On April 23, 2025, following the approval of the Audit Committee of the Company’s Board of Directors, CBIZ CPAs was engaged, effectively immediately, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.
During the years ended December 31, 2024 and 2023, and through April 23, 2025, neither the Company nor anyone on the Company’s behalf consulted with CBIZ CPAs regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by CBIZ CPAs on the Company’s financial statements, and CBIZ CPAs did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Marcum’s reports on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except the reports for the fiscal years ended December 31, 2024 and December 31, 2023 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.
During the years ended December 31, 2024 and 2023 and through April 23, 2025 (i) there were no disagreements (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods, and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions) except for the material weaknesses in the Company’s internal control over financial reporting as reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 21, 2025, related to the Company’s lack of effective internal controls over accounting for and recording of complex equity transactions, which led to the Company being unable to properly account for important transactions accurately, to reliably compile its financial information, and significantly impaired its ability to prevent error and detect fraud.
Prior to the filing of this report with the Securities and Exchange Commission, a copy was provided to Marcum and the Company requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not it agrees with the statements contained herein. A copy of Marcum’s letter, dated April 24, 2025, is attached as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibit is furnished as part of this report:

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Marcum LLP dated April 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer
Dated: April 24, 2025